UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2019

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	8736-3354
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2019, NF Funding I, LLC (the “Borrower”), a newly-formed, wholly-owned, special purpose financing subsidiary of Nicholas Financial, Inc. (the “Company”) entered into a senior secured credit facility (the “Credit Facility”) pursuant to a credit agreement with Ares Agent Services, L.P., as administrative agent and collateral agent, and the lenders that are party thereto (the “Credit Agreement”). A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Company’s prior credit facility was paid off in connection with this Credit Facility.

Pursuant to the Credit Agreement, the lenders have agreed to extend to the Borrower a line of credit of up to $175,000,000, which will be used to purchase motor vehicle retail installment sale contracts from the Company on a revolving basis pursuant to a related receivables purchase agreement between the Borrower and the Company (the “Receivables Purchase Agreement”). Under the terms of the Receivables Purchase Agreement, the Company will sell to the Borrower the receivables under the installment sale contracts. The Company will continue to service the motor vehicle retail installment sale contracts transferred to the Borrower pursuant to a related servicing agreement (the “Servicing Agreement”). Copies of the Receivables Purchase Agreement and the Servicing Agreement are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

The availability of funds under the Credit Facility is generally limited to 82.5% of the value of non-delinquent receivables, and outstanding advances under the Credit Facility will accrue interest at a rate of LIBOR plus 3.75%. The commitment period for advances under the Credit Facility is three years. At the end of the commitment period, the outstanding balance would be paid off over a four-year amortization period.

In connection with the Credit Facility, the Company has guaranteed the Borrower’s obligations under the Credit Agreement up to 10% of the highest aggregate principal amount outstanding under the Credit Agreement at any time pursuant to the Limited Guaranty, attached hereto as Exhibit 10.4 and incorporated herein by reference. The Company is also obligated to cover any losses of the lender parties resulting from certain “bad acts” of the Company or its subsidiaries, such as fraud, misappropriation of funds or unpermitted disposition of the assets.

Pursuant to a related security agreement (the “Security Agreement”), the Borrower granted a security interest in substantially all of its assets as collateral for its obligations under the Credit Facility. In addition, the Company pledged the equity interests of the Borrower as additional collateral. A copy of the Security Agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

The Credit Agreement and the other loan documents contain customary events of default and negative covenants, including but not limited to those governing indebtedness, liens, fundamental changes, investments, and sales of receivables. If an event of default occurs, the lenders could increase borrowing costs, restrict the Borrower’s ability to obtain additional advances under the Credit Facility, accelerate all amounts outstanding under the Credit Facility, enforce their interest against collateral pledged under the Credit Facility or enforce their rights under the Company’s guarantees.

Once sold to the Borrower, the assets described above will be separate and distinct from the Company’s own assets and will not be available to its creditors should the Company become insolvent, although they will be presented on a consolidated basis on the Company’s balance sheet.

Item 8.01 Other Events.

On March 29, 2019, the Company issued a press release announcing the Credit Facility. The Company also announced that it has updated its charge-off policy to revert to charging off accounts 121 or more days past due or upon the bankruptcy of the account debtor, which the Company believes is more in line with industry standards. In connection with such update to the charge-off policy, the Company anticipates incurring approximately $6.1 million in one-time charge-offs as of the end of the fiscal quarter ending March 31, 2019. Finally, the Company announced its decision to exit the Texas and Virginia markets, which will result in the closure of four branches as of March 31, 2019. The Company accrued approximately $0.3 million, related to future lease obligations and severance payments, in connection with such closures.

Cautionary Note regarding Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this current report on Form 8-K include forward-looking statements, including but not limited to the anticipated one-time charge-offs in connection with the change in charge-off policy, that involve risks and uncertainties including risk relating to competition and our ability to increase and maintain yield and profitability at desirable levels, as well as risks relating to general economic conditions, access to financing, and other risks detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission including the Company’s Annual Report on Form 10-K for the year ended March 31, 2018. When used in this document, the words “anticipate”, “estimate”, “expect”, “will”, “may”, “plan,” “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Such statements are based on the beliefs of Company management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially from those anticipated, estimated or expected. All forward-looking statements and cautionary statements included in this document are made as of the date hereof based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement or cautionary statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit #	Description

10.1	Credit Agreement dated as of March 29, 2019 by and among NF Funding I, LLC, Ares Agent Services, L.P., as administrative agent and collateral agent, and the lenders that are party thereto

10.2	Receivables Purchase Agreement dated as of March 29, 2019 by and between NF Funding I, LLC and Nicholas Financial, Inc.

10.3	Servicing Agreement dated as of March 29, 2019 by and between NF Funding I, LLC and Nicholas Financial, Inc.

10.4	Limited Guaranty dated as of March 29, 2019 by Nicholas Financial, Inc. in favor of Ares Agent Services, L.P., as administrative agent and collateral agent

10.5	Security Agreement dated as of March 29, 2019 by and between NF Funding I, LLC, Ares Agent Services, L.P., as collateral agent

99.1	Press release of the Company, dated March 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: April 1, 2019	/s/ Douglas Marohn
Douglas Marohn
President and Chief Executive Officer
(Principal Executive Officer)